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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report            September 13, 1996

    PBT MASTER CREDIT CARD TRUST II SERIES A
(Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)

Georgia (State or other jurisiction of incorporation of of Master Servicer)
33-47311
(Commission File Number of Registrant)

58-0513395
(IRS Employer Identification
Number of	Registrant)


One Ravinia Drive,  Suite 1000,  Atlanta, Georgia 30346
(Address of principal executive offices of (Zip Code)
Master Servicer)

Servicer's telephone number, including area code
 770-604-7033

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Item 5.	Other Events

The Prudential Bank and Trust Company ("PB&T"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee") has entered into an amendment and restatement as of September 13, 1996 of the Series 1994-A Supplement, dated August 10, 1994, between PB&T and the Trustee to the Pooling and Servicing, dated as of August 1, 1994, between PB&T and the Trustee.


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	September 23, 1996


	PB&T MASTER CREDIT CARD TRUST II
	By:  THE PRUDENTIAL BANK AND TRUST COMPANY, as Servicer

	by:

		Name:  Richard C. Keene
		Title:     Vice President


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EXHIBIT INDEX

Exhibit
Number			Description				Page

 99   			Amendment and			       5
				Restatement, dated as of
				September 13, 1996, of the
				Series 1994-A Supplement,
				dated August 10, 1994,
				between The Prudential Bank
				and Trust Company and
				Bankers Trust Company, to
				the Pooling and Servicing
				Agreement, dated as of
				August 1, 1994, between The
				Prudential Bank and Trust
				Company and Bankers Trust
				Company.